AMENDMENT NO. 1 TO

MANAGEMENT AGREEMENT (A CLASS)

     THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (A CLASS) is made as of the 27th day of February, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS, the Companies are parties to a certain Management Agreement (A Class) dated September 3, 2002 (the "Agreement"); and

     WHEREAS, the Board of Trustees of American Century Municipal Trust have determined that it is in the best interests of the Trust to add a A Class of shares for Arizona Municipal Bond Fund and Florida Municipal Bond Fund (the "Funds"); and

     WHEREAS, the parties desire to amend the Agreement to add the A Class of shares for the Funds;

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

     1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

     2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 1.

     3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

        AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
        AMERICAN CENTURY GOVERNMENT INCOME TRUST
        AMERICAN CENTURY INVESTMENT TRUST
        AMERICAN CENTURY MUNICIPAL TRUST
        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
        AMERICAN CENTURY TARGET MATURITIES TRUST



        By:  ______________________________
        Name:  Charles A. Etherington
        Title: Vice President of each



        Attest:  ______________________________
        Name: Anastasia H. Enneking
        Title:  Assistant Secretary of each


        AMERICAN CENTURY INVESTMENT
        MANAGEMENT, INC.



        By:  ______________________________
        Name:  David C. Tucker
        Title:    Senior Vice President



        Attest:  ______________________________
        Name:  Anastasia H. Enneking
        Title:   Assistant Secretary


Exhibit A

Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                  Date

American Century California Tax-Free and Municipal Funds
        California High-Yield Municipal Fund                  September 3, 2002

American Century Investment Trust
        Prime Money Market Fund                               September 3, 2002
        Diversified Bond Fund                                 September 3, 2002
        High-Yield Fund                                       September 3, 2002

American Century Municipal Trust
        High-Yield Municipal Fund                             September 3, 2002
        Arizona Municipal Bond Fund                           February 27, 2004
        Florida Municipal Bond Fund                           February 27, 2004


Dated:  February 27, 2004


Exhibit B

Series Investment Categories

Investment Category             Series

Bond Funds                      California High-Yield Municipal Fund
                                High-Yield Municipal Fund
                                High-Yield Fund
                                Diversified Bond Fund
                                Arizona Municipal Bond Fund
                                Florida Municipal Bond Fund

Investment Category             Series

Equity Funds                    none

Investment Category             Series

Money Market Funds              Prime Money Market Fund


Dated:  February 27, 2004


Exhibit C

Investment Category Fee Schedules:  Money Market Funds

Schedule 1 Funds:
none

      Category Assets                   Fee Rate
      First $1 billion                  0.2500%
      Next $1 billion                   0.2070%
      Next $3 billion                   0.1660%
      Next $5 billion                   0.1490%
      Next $15 billion                  0.1380%
      Next $25 billion                  0.1375%
      Thereafter                        0.1370%


Schedule 2 Funds:
none

      Category Assets                   Fee Rate
      First $1 billion                  0.2700%
      Next $1 billion                   0.2270%
      Next $3 billion                   0.1860%
      Next $5 billion                   0.1690%
      Next $15 billion                  0.1580%
      Next $25 billion                  0.1575%
      Thereafter                        0.1570%


Schedule 3 Funds:
Prime Money Market Fund

      Category Assets                   Fee Rate
      First $1 billion                  0.3700%
      Next $1 billion                   0.3270%
      Next $3 billion                   0.2860%
      Next $5 billion                   0.2690%
      Next $15 billion                  0.2580%
      Next $25 billion                  0.2575%
      Thereafter                        0.2570%

Category Fee Schedules:  Bond Funds

Schedule 1 Funds:
Arizona Municipal Bond Fund
Florida Municipal Bond Fund

      Category Assets                   Fee Rate
      First $1 billion                  0.2800%
      Next $1 billion                   0.2280%
      Next $3 billion                   0.1980%
      Next $5 billion                   0.1780%
      Next $15 billion                  0.1650%
      Next $25 billion                  0.1630%
      Thereafter                        0.1625%


Schedule 2 Funds:
California High-Yield Municipal Fund

      Category Assets                   Fee Rate
      First $1 billion                  0.3100%
      Next $1 billion                   0.2580%
      Next $3 billion                   0.2280%
      Next $5 billion                   0.2080%
      Next $15 billion                  0.1950%
      Next $25 billion                  0.1930%
      Thereafter                        0.1925%

Schedule 3 Funds:
none

      Category Assets                   Fee Rate
      First $1 billion                  0.3600%
      Next $1 billion                   0.3080%
      Next $3 billion                   0.2780%
      Next $5 billion                   0.2580%
      Next $15 billion                  0.2450%
      Next $25 billion                  0.2430%
      Thereafter                        0.2425%



Category Fee Schedules:  Bond Funds
(continued)


Schedule 4 Funds:
none

      Category Assets                   Fee Rate
      First $1 billion                  0.6100%
      Next $1 billion                   0.5580%
      Next $3 billion                   0.5280%
      Next $5 billion                   0.5080%
      Next $15 billion                  0.4950%
      Next $25 billion                  0.4930%
      Thereafter                        0.4925%


Schedule 5 Funds:
High-Yield Municipal Fund
Diversified Bond Fund

      Category Assets                   Fee Rate
      First $1 billion                  0.4100%
      Next $1 billion                   0.3580%
      Next $3 billion                   0.3280%
      Next $5 billion                   0.3080%
      Next $15 billion                  0.2950%
      Next $25 billion                  0.2930%
      Thereafter                        0.2925%


Schedule 6 Funds:
High-Yield Fund

      Category Assets                   Fee Rate
      First $1 billion                  0.6600%
      Next $1 billion                   0.6080%
      Next $3 billion                   0.5780%
      Next $5 billion                   0.5580%
      Next $15 billion                  0.5450%
      Next $25 billion                  0.5430%
      Thereafter                        0.5425%


Category Fee Schedules:  Equity Funds

Schedule 1 Funds:
none

      Category Assets                   Fee Rate
      First $1 billion                  0.5200%
      Next $5 billion                   0.4600%
      Next $15 billion                  0.4160%
      Next $25 billion                  0.3690%
      Next $50 billion                  0.3420%
      Next $150 billion                 0.3390%
      Thereafter                        0.3380%

Schedule 2 Funds:
none

      Category Assets                   Fee Rate
      First $1 billion                  0.7200%
      Next $5 billion                   0.6600%
      Next $15 billion                  0.6160%
      Next $25 billion                  0.5690%
      Next $50 billion                  0.5420%
      Next $150 billion                 0.5390%
      Thereafter                        0.5380%


Dated:  February 27, 2004

Exhibit D

Complex Fee Schedule

      Complex Assets                    Fee Rate
      First $2.5 billion                        0.3100%
      Next $7.5 billion                         0.3000%
      Next $15.0 billion                        0.2985%
      Next $25.0 billion                        0.2970%
      Next $50.0 billion                        0.2960%
      Next $100.0 billion                       0.2950%
      Next $100.0 billion                       0.2940%
      Next $200.0 billion                       0.2930%
      Next $250.0 billion                       0.2920%
      Next $500.0 billion                       0.2910%
      Thereafter                                0.2900%


Dated:  February 27, 2004